                                                                       EXHIBIT 1

                            Agreement of Joint Filing

      In accordance with Rule 13d-1(f), promulgated under the Securities Exchange Act of 1934, as amended, each of the undersigned hereby agrees to the joint filing on behalf of each of them of a Statement on Schedule 13G, and any amendments thereto, with respect to the Common Stock, $0.01 par value per share, of Pennexx Foods, Inc. and that this Agreement may be included as an Exhibit to such filing.

      This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to constitute one and the same Agreement.

      IN WITNESS WHEREOF, each of the undersigned hereby executes this Agreement as of February 27, 2003.

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
                                           LC Capital Master Fund, Ltd.



                                           By:      /s/ Richard F. Conway
                                              ---------------------------------
                                              Name:  Richard F. Conway
                                              Title:  Director

                                           LC Capital Partners, LP

                                           By:  LC Capital Advisors, LLC,
                                                    its General Partner

                                           By:      /s/ Richard F. Conway
                                              ---------------------------------
                                              Name:  Richard F. Conway
                                              Title:  Managing Member

                                           LC Capital Advisors, LLC


                                           By:      /s/ Richard F. Conway
                                              ---------------------------------
                                              Name:  Richard F. Conway
                                              Title:  Managing Member
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
                                           Lampe, Conway & Co., LLC


                                           By:      /s/ Richard F. Conway
                                              ---------------------------------
                                              Name:  Richard F. Conway
                                              Title:  Managing Member

                                           LC Capital International, LLC


                                           By:      /s/ Richard F. Conway
                                              ---------------------------------
                                              Name:  Richard F. Conway
                                              Title:  Managing Member



                                             /s/ Steven G. Lampe
                                           ------------------------------------
                                           Steven G. Lampe



                                             /s/ Richard F. Conway
                                           ------------------------------------
                                           Richard F. Conway
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